Exhibit 99.2

TURTLE BEACH CORPORATION INVESTOR PRESENTATION NASDAQ: HEAR | MARCH 13, 2024

SAFE HARBOR STATEMENT & IMPORTANT INFORMATION Forward-Looking Information and Statements This presentation, including the appendix, includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to inflationary pressures, optimizing our product portfolio, reducing our cost of goods and operating expenses, reductions in logistic and supply chain challenges and costs, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, including promotional credits and discounts, general business and economic conditions, risks associated with the future direction or governance of the Company, risks associated with the expansion of our business, including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and the Company’s other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures In addition to its reported results, the Company has included in this presentation, including the appendix, certain financial results, including adjusted EBITDA, that the Securities and Exchange Commission define as “non-GAAP financial measures.” Management believes that such non-GAAP financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company’s results. Non-GAAP financial measures are not an alternative to the Company’s GAAP financial results and may not be calculated in the same manner as similar measures presented by other companies. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain non-recurring special items that we believe are not representative of core operations, as further described in the Appendix hereto. These non-GAAP financial measures are presented because management uses non-GAAP financial measures to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. The presented non-GAAP financial measures exclude items that management does not believe reflect the Company’s core operating performance because such items are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash. See a reconciliation of GAAP results to Adjusted EBITDA included in the Appendix hereto for each of the three and nine months ended September 30, 2023 and 2022. 2

WELCOME TO THE BEACH! 3

TURTLE BEACH IS… A TOP 5 GAMING ACCESSORY LEADER and the second largest third-party brand in the $8.4B(1) multi-category global gaming accessories market. THE BEST-SELLING GAMING HEADSET BRAND for the past 14 years, and one of the most recognized brand names in gaming. • Gaming Headsets with over 72-million headsets sold since 2010 • PC Gaming Peripherals featuring award-winning keyboards, mice, & more • Simulation & Game Controllers including the top-selling flight simulation model in the US(2) AN INDUSTRY-LEADING INNOVATOR WITH OVER 400 PATENTS at the forefront of technology, with accessories for every gamer at every price point. 1. Newzoo Peripheral Market Forecast, June 2023 & Internal Estimates 2. Source: Circana, Retail Tracking Service, U.S., Video Game Accessories, Flight Controllers, Dollar Sales by Item, January-December 2023

TOP BRAND LOYALTY & CUSTOMER SERVICE

MILLIONS OF FANS TRUST TURTLE BEACH TO PROVIDE THE BEST GAMING EXPERIENCE, INCLUDING CUSTOMER SUPPORT

Turtle Beach had the **highest headset brand loyalty**[1] among active PC and/or console headset owners in the U.S.


89%

of consumers **will buy more from companies that deliver an exceptional customer support experience**[2].


96%

of customers say **customer service is important in their choice of loyalty to a brand**[3].

On Trustpilot, Turtle Beach is a **top-rated brand** with hundreds of reviews and a still rising 4.9/5 review score average with an "Excellent" rating.


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Events & Entertainment > Gaming > Gaming service Provider > Turtle Beach
TURTLE BEACH
Turtle Beach
Reviews 1,766 • Excellent
4.9
VERIFIED COMPANY

FROM TURTLE BEACH TRUSTPILOT REVIEWS

"Totally and completely satisfied with the customer service, quality and coverage of your company and products. Will definitely recommend and will be a continued customer. Thank you."

1. *Newzoo consumer research, May-August 2023. Gamers play at least once a month on either platform. Console manufacturers excluded.*
2. *NICE CXone CX Transformation Benchmark – Study 2018 via Salesforce*
3. *HubSpot Annual State of Service Research Report 2020*

5

COMPELLING PARTNERSHIPS A SAMPLING OF TURTLE BEACH’S CURRENT CREATOR & ESPORTS PARTNERSHIPS Gen ..G E sports Global E sports Team Ali-A Mahluna Dr Disrespect Shlorox 41M Reach 951k Reach 11M Reach 663k Reach UCSD Esports Team GO Nicewigg Black Krystel Big Cheese Kay Pea 1st Collegiate French Esports Team 1.2M Reach 2M Reach 227k Reach 2M Reach Partnership Competing in LoL, Fort nite, Super Smash Bros. 6

A HISTORY OF INNOVATION TURTLE BEACH HAS A RICH HISTORY OF LAUNCHING PRODUCTS WITH GROUNDBREAKING FEATURES 2005 2008 2014 2018 2021 2022 2023 Industry First Industry First Industry First Vulcan Controller Flight Sim Mobile First Ultra- Xbox Headset Wireless Wireless Series Keyboards Category Category Controllers Premium Category Surround Sound Xbox One Launched Entry Entry Entry Headset Entry Headset Headset 2005—2007 2008—2017 2018—2021 2021—2022 2023 2024 2007 2008 2017 2019 2021 2022 2023 2023 Industry Kone Series Stealth Acquired Microphone VR Charging First Carbon First First Mice 700/600 ROCCAT Category Category Neutral Wireless Wireless for Launched Series PC Brand Entry Entry Products Controller Xbox 360 7

ENVIRONMENTAL, SOCIAL, & GOVERNANCE Turtle Beach has published its inaugural Environmental, Social, and Governance report. The Stealth 600 Gen 2 MAX Pink & Teal headsets were Turtle Beach’s first carbon neutral products, and the Company has now published its inaugural ESG report outlining its ESG leadership and progress against ESG goals set in 2022. To view the report and learn more about Turtle Beach’s ESG goals, visit our Play With Purpose & ESG Policy pages below: https://corp.turtlebeach.com/play-with-purpose-with-turtle-beach/ https://corp.turtlebeach.com/corporate-governance/esg/ 8

TRUTLE BEACH TMX

PDP IS A LEADING GAMING ACCESSORIES COMPANY WITH STRONG MOMENTUM

Premier Gaming Accessories Platform with Established Retail Relationships

Innovative Product Portfolio Augmented by Attractive Nintendo & PlayStation Licensing Agreement

Multifaceted Design Capabilities with a Robust Product Pipeline

Effective "Good, Better, Best" Pricing Strategy Driving Cross Channel Share Gain

Passionate and Rapidly Growing Global Consumer Following

Impressive Financial Performance with Multiple Levers for Sustainable Growth

Top 10
Global Gaming Hardware Manufacturer

Top 5
Global Gaming Controller Manufacturer

50+
Countries with Retail Distribution

30+ Years in Business
Founded in 1990

Category Leader
In Desirable Controller Category

Powerful Omni-Channel Distribution Model

amazon
BEST BUY
GameStop
Walmart

Attractive License Portfolio

CALL·DUTY
DRAGON BALL Z
Hasbro
KOF XV
Nintendo
TRANSFORMERS
SEGA

Differentiated Product Offering



Controllers
Headsets
Accessories

10

STRATEGIC SUMMARY

Expands Complementary Overall Portfolio

- Significantly grows breadth of controllers and other incremental product categories
- Strengthens attractive licensed portfolios including valuable Nintendo and Sony partnerships
- Expands product offering including licensed models within core console headsets

Integrates Sales & Distribution Capabilities

- Adds $115 – $120 million of projected annualized net revenue in diversified categories
- Increases distribution footprint and consolidates retail relationships across all channels
- Expands retail positions in both the U.S. and other countries

Greatly Enhances Profitability Profile

- Combined gross margin % contribution estimated in the mid-30's
- Enables operational efficiencies with end-to-end consolidation and increased purchasing power
- Results in projected double-digit Adjusted EBITDA margin % with meaningful synergies

Combines Talented Teams

- Integrates key PDP talent into Turtle Beach structure for continuity and best results
- Strengthens organizational talent throughout all levels of the Company
- Capitalizes on shared expertise in product development, sales, marketing, and operations

Drives Meaningful & Accretive Scale

- Combines portfolios synonymous with category leadership in gaming
- Builds on diverse, strong positions in headsets, controllers, simulation, and other categories
- Modest leverage and high cash flow generation allow for investment in both organic growth and return of capital to shareholders



11

GAMING ACCESSORY MARKETS & PRODUCTS 12

GAMING MARKET IS GROWING GAMING HIGHLIGHTS Console Hardware Growth Global Gamer #’s Surging $17B in 2022 expected to grow Forecast to reach 3.7B gamers to $22B by 2025(2) with current around the world in 2026. generation supply vastly improved CAGR 3.7% 2021-2026(1) Gaming Engagement & Gaming Simulation Growth ~30 – 130 Share of Time Spent Stunning realism is fueling the Hours to Complete Leads among most entertainment, $1.2B gaming simulation market including sports and fitness, including racing and flight(3) movies, and music Gaming Software Growth ~30 – 80 $184B in 2023 expected to grow to Hours to Complete over $205B by 2026(1). 1. Newzoo Games Market Report and Forecast January 2024 2. DFC Hardware Forecast July 2023 3. Internal Estimates updated Feb 2024 13

EXECUTING OUR GROWTH STRATEGY TO FUEL TURTLE BEACH’S POSITION AS THE 2ND LARGEST 3RD PARTY GAMING ACCESSORY MAKER Targets: Revenue 10%+ CAGR EBITDA 10%+ Margins Global Market Sizes: Newzoo Peripheral Market Forecast, June 2023 & Internal Estimates

PDP'S BROAD PRODUCT PORTFOLIO WITH STRONG INNOVATION & DESIGN...

Controllers


Nintendo Switch White Afterglow Wave Wireless Controller


Nintendo Switch Oled Rematch Controller


Nintendo Switch Link Rock Candy Controller


Nintendo Switch Tails Seaside Hill Zone Realmz Wireless Controller


PS5, PS4 & PC Victrix Pro BFG Wireless Controller


Xbox Series X|S & PC Purple Afterglow Wave Controller


Xbox Series X|S & PC Phantasm Red Wired Controller


Victrix Gambit Dual Core Tournament Controller

Headsets


Nintendo Switch Moonlight Black Airlite Wired Headset


Nintendo Switch Sonic Go Fast Realmz Wired Headset


Nintendo Switch Radiant Racers Airlite Wired Headset


Nintendo Switch Aloha Airlite Wired Headset


PS5 & PC Airlite Pro Wireless Headset


PS5 & PC Victrix Gambit Wireless Headset


Xbox Series X|S & PC Pro AF Headset


Xbox Series X|S & PC Airlite Headset

Accessories


Nintendo Switch Joy-Con Charging Shuttle


Nintendo Switch Joy-Con Charging Grip Plus


Nintendo Princess Peach Travel Case


Nintendo Super Mario Travel Case


Xbox Riffmaster


PC Victrix Pro FS 12 Arcade Flight Stick


Xbox Series X|S Nemesis Media Remote


PS5 White Metavolt Dual Charger

Differentiated Product Offering Underpinned by Attractive Controller and License Business

15

…IS HIGHLY COMPLEMENTARY TO TURTLE BEACH'S CATALOG OF PRODUCTS

Headsets


Stealth Pro Ultra Premium Multiplatform Wireless Headset


Stealth 700 Gen 2 MAX Premium Multiplatform Wireless Headset


Stealth 700 Gen 2 MAX Dr Disrespect Limited Edition Headset for PS


Stealth 600 Gen 2 MAX Multiplatform Wireless Headset


Stealth 600 Gen 2 USB Wireless Headset for Xbox & PlayStation


Recon 70 Multiplatform Wired Headset


Recon 50 Multiplatform Wired Headset

PC Peripherals


Kone XP Air Premium Wireless Mouse


Burst Pro Air Wireless Mouse


Kone Pro Dr Disrespect Wired Mouse


Vulcan II Mini Air Optical Wireless 65% Mini Keyboard


Vulcan II MAX Premium Optical Wired Keyboard


Magma/Magma Mini Membrane Keyboards


Vulcan II Mechanical Wired Keyboard

Controllers & Simulation


Stealth Ultra Premium Wireless Controller for Xbox & PC


Recon Wired Controller for Xbox & PC


REACT-R Wired Controller for Xbox & PC


Atom Controller for iOS & Android


VelocityOne Flight Universal Flight Control System for Xbox & PC


VelocityOne Flightstick for Xbox & PC


VelocityOne Flightdeck Premium HOTAS Controller for PC


VelocityOne Race Wheel & Pedals System for Xbox & PC

Industry Leading Gaming Accessories Portfolio Built on Innovation & Groundbreaking Technology

16

THE MARKET LEADER IN CONSOLE GAMING HEADSETS – BY FAR FOR THE PAST 14 YEARS AND COUNTING #1 GAMING HEADSET(1) #1 SHARE POSITION(1) PROVIDER FOR XBOX & PLAYSTATION HIGHEST REVENUE AND UNIT SHARE 00 .0 0% 0 .0% ..0% . STRONG BRAND & REPUTATION AMONG GAMERS, RETAILERS, GAMING INDUSTRY Competitors Turtle Beach PRODUCT INNOVATION U.S. CONSOLE WITH UNIQUE FEATURES, MANY PATENTED GAMING HEADSET WHY & HOW REVENUE SHARE GLOBAL RETAIL STRENGTH 2023 ~320K+ GLOBAL POINTS OF DISTRIBUTION OTHER STRONG PARTNERSHIPS 60% WITH LEADING INFLUENCERS, CONTENT CREATORS 7 OF THE TOP 10 SELLERS(2) 10 OF THE TOP 20 SELLERS(1) OVERALL ARE TURTLE BEACH OVERALL ARE TURTLE BEACH 1. Circana, Retail Tracking Service, U.S., Video Game Accessories, Headsets/Headphones, Dollar Sales, January-December 2023 2. Circana, Retail Tracking Service, U.S., Video Game Accessories, Headsets/Headphones, Unit Sales by item, January-December 2023 17

A COMPLETE PORTFOLIO OF CONSOLE GAMING HEADSETS

ENABLES CONSUMER UPGRADES OVER TIME, FROM ENTRY-LEVEL TO ULTRA-PREMIUM

Feature Upgrades & Improvements

- 40 mm Speakers; Performance Microphone
- Wired Multiplatform Connectivity
- Memory Foam; Glasses-Friendly Cushions
- Metal-Reinforced Headband
- Wireless Connectivity; Large 50mm Speakers
- Mic Monitoring; Audio Presets
- Bluetooth & App-Based Settings; Active Noise-Cancellation
- Ultra-Premium Everything; Audiophile Sound



RECON 50	RECON 70	RECON 200 GEN 2	STEALTH 600 GEN 2 USB	STEALTH 600 GEN 2 MAX	STEALTH 700 GEN 2 MAX	STEALTH PRO
$24.99	$39.99	$59.95	$99.95	$129.95	$199.95	$329.99

Entry-Level & Casual Gamers	Enthusiast/Core Gamers	High-End Gamers
Plays Approx. 4-6 Hours Per Week	Plays 7-15 Hours Per Week	Plays 15+ Hours Per Week

Innovations that drive immersion, enjoyment, and competitive advantages at every price point

18

PC GAMING ACCESSORIES $3.2B PC Gaming Accessories Market Total addressable market for PC gaming accessories, including keyboards, mice, PC headsets is roughly $3.2B(1). Award-Winning Product Line Turtle Beach entered the PC gaming accessories market in 2019 and has significantly expanded its lineup of award-winning PC gaming accessories. Performance Meets Stunning Design PC gaming accessories are well-known for combining performance-driven features and functionality with the brand’s sleek modern style and beautiful RGB lighting. 1. Newzoo Peripheral Market Forecast, June 2023 19

GAMING CONTROLLERS

$500M 3rd Party Controllers Market
Total addressable market for third-party gamepad controllers is roughly $500M[1] with the same retail footprint and consumer base that knows and loves Turtle Beach headsets.

Microsoft Partnership
Leveraged Microsoft partnership to enter the gamepad controller market with wired products for Xbox consoles and Windows PCs, and unique wireless mobile controllers.

Award-Winning Products
Powerful game controller market entry with the multi award-winning, top-rated Designed for Xbox Recon Controller. First and only controller products with proprietary audio features like Superhuman Hearing.

Controller Portfolio Expansion
Growing portfolio of game controllers including mobile and cloud with additional launches planned.


CONNECTED
COMMAND DISPLAY
HEADSET MIXER
VOLUME
SOCIAL
WHATSAPP
Match still on tonight?
Hey Adam, is the match still
1 OF 10
LB
RB
COLOR
1- ACTIVE
RB

1. Newzoo Peripheral Market Forecast, June 2023 & Internal Estimates

20

GAMING SIMULATION ACCESSORIES $1.2B Simulation Accessories Markets PC/console flight sim hardware adds over $419M(1) in global market opportunity and is ripe for new products and innovation. Racing sim adds another $773M(1). Flight Sim 2020 PC Launch MSFT Flight Sim 2020 launched on PC August 2020, on Xbox Series X|S in 2021 capturing gamers on console, then Xbox Cloud in 2022 for Xbox One, PC’s and mobile. VelocityOne Flight Best-Seller Turtle Beach launched its first simulation product, VelocityOne Flight Universal Control System, in late 2021, which became the gaming industry’s market share leader for flight controllers in the U.S(2). Simulation Accessory Expansion In 2022, Turtle Beach launched the follow-on VelocityOne Rudder pedals, Stand, and Flightstick products, and all received top ratings from flight sim enthusiasts and reviewers. Entry into Racing sim is in process. 1. Internal Estimates, Updated Feburary 2024 2. Circana /Video Game Accessories/Flight Controllers/Dollars/FY23, YTD 2024 21

LEADERSHIP ACROSS GAMING CATEGORIES CONSOLE PC GAME GAMING HEADSETS PERIPHERALS CONTROLLERS SIMULATION Best Flight Stick for Xbox Best Wireless Xbox Headset • Global market leader • #1 selling flight controller in • First game controller with • #3 best-selling keyboard in 2022 & YTD 2023 in US, & #2 • #1 share position both in built-in audio & EQ settings Germany in 2023 Seller in UK YTD 2023 value & volume in US & UK for Console Gaming • Expanding wired & wireless • #3 in market share in • Developed in collaboration Headsets in 2023 controller line for Xbox, keyboards in Germany with aeronautical engineers PC, mobile & pilots • 10 of top-20 in US and 11 of • Multi-award-winning PC Vibrant colors and the top 20 in UK best- • new gaming peripherals • Team with 25+ years selling console game-winning features experience designing gaming headsets by gaming sim accessories revenue in 2023 22

MEET TURTLE BEACH'S LEADERSHIP TEAM



CRIS KEIRN
CEO

Joined in 2013 & has spent the last 7 years leading the Turtle Beach's global sales team

- 25+ years in consumer electronics and automotive
- 17 years with Motorola in engineering, product management, operations, quality & customer relations



JOHN HANSON
CFO

Joined in 2013 & and oversees all of Turtle Beach's finance operations

- 15+ years in CFO roles at multiple publicly traded companies
- EVP & CFO at Dialogic
- CFO at One Communications Corp



JOE STACHULA
CTO & SVP, PRODUCT DEVELOPMENT

Joined in 2017 & ensures Turtle Beach stays at the forefront of technology

- 20+ years in consumer electronics
- 12 years at Plantronics engineering audio headsets



MEGAN WYNNE
GENERAL COUNSEL

Joined in 2014 as the head of Turtle Beach's Legal & oversees Human Resources

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



MATT SEYMOUR
SVP, PRODUCT MANAGEMENT

Joined in 2013 & leads the teams that design and produce Turtle Beach accessories

- 20+ years in the consumer electronics industry
- Previously with Sony leading television portfolio planning & development, product marketing



JOSE ROSADO
SVP, GLOBAL OPERATIONS

Joined in 2014 & makes sure Turtle Beach accessories can be found the world over

- Former Sr. Director, Global Supply Chain Operations for HP
- 22 years of supply chain management with Motorola, ON Semiconductor, HP, Cisco



RYAN DELL
SVP, MARKETING

Joined in 2020 & drives all of Turtle Beach's global marketing initiatives

- 15+ years of brand, consumer, and digital marketing experience
- Formerly CMO at MVMT, VP of Marketing & Acquisitions at FTD Companies (Pro Flowers, Shari's Berries)

23

MEET TURTLE BEACH'S BOARD OF DIRECTORS



TERRY JIMENEZ
CHAIRMAN

Nearly 30 years of experience in executive leadership, M&A, and capital allocation
- Former CEO, President, and board member at Tribune Publishing, a media company with $1B annual revenue.
- Former Partner, IBM Global Business Services, and former board Chairman for BestReviews
- Currently board member for NIU College of Business



GREGORY BALLARD

40 years of experience as an executive, investor and entrepreneur
- General partner with Eleven Ventures
- Former SVP, Mobile & Social Games at Warner Bros, and former CEO of Glu Mobile
- Former President or CEO at Virgin USA, SonicBlue Inc, Ancestry.com, 3DFX Interactive and Capcom



KATHERINE L. SCHERPING

Nearly 40 years of finance, accounting and senior management experience
- Currently CEO, KLS Advisors, Inc. – a financial & exec leadership firm
- Former CFO for National CineMedia, Inc..
- Former CEO/CFO of Quiznos



JULIA W. SZE

25+ years senior leadership experience in capital markets and investment management
- Impact investor supporting clients' strategies and generating growth
- Board member for Cavco Industries, Inc, Laird Norton Wealth Mgt., Tern Bicycles
- Former CIO, Wells Fargo Family Wealth Group



MICHELLE D. WILSON

20+ years of financial, investing, and senior management experience
- Co-Founder and Co-Chief Executive Officer of Isos Capital Management, an independent investment firm
- Former Co-President, board member and Chief Revenue & Marketing Officer for World Wrestling Entertainment, Inc.



WILLIAM WYATT

15+ years financial services industry experience
- Founder & CIO of The Donerail Group – an investment & advisory firm
- Former Portfolio Manager, Starboard Value LP – a New York-based investment advisor
- Formerly held investment, advisory, & leadership roles at Empyrean Capital, Magnetar Capital, & Goldman Sachs



DR. ANDREW WOLFE

30+ years of experience with Fortune 500 companies and tech startups
- Founder & principal of Wolfe Consulting
- Former CTO for SONICblue, Inc.
- Expert in IP strategy and licensing; Lecturer at Santa Clara University

24

FINANCIALS & INVESTOR HIGHLIGHTS 25

2023 KEY RESULTS

FY 2023 RESULTS *vs. FY 2022*	Q4 2023 RESULTS *vs. Q4 2022*
Net Revenue +7.5% YOY ***$258.1M** vs. $240.2M*	Net Revenue -1.3% YOY ***$99.5M** vs. $100.9M*
Adjusted EBITDA +$36.4M YOY ***$6.5M** vs. $(29.9)M*	Adjusted EBITDA +$12.9M YOY ***$14.0M** vs. $1.0M*
Net Income +$41.9M YOY ***$(17.7)M** vs. $(59.5)M*	Net Income +$31.8M YOY ***$8.6M** vs. $(23.2)M*
EPS +$2.59 YOY ***$(1.03)** vs. $(3.62)*	EPS +$1.87 YOY ***$0.47** vs. $(1.40)*
Continued Strong Balance Sheet	Continued Strong Balance Sheet

Strong US Video Games Market in Dec. 2023 and full year 2023

- Consumer spending on video games content, hardware, and accessories was up 1% for 2023, and 4% in December 2023 over the same period last year.
- While consumer spending on hardware stayed flat in 2023, it was up 4% in Dec 2023 YOY.
- Spending on gaming accessories was up 14% in Dec 2023 and up 4% in 2023 YOY.
- Video game content spending was up 1% for 2023 and up 3% in Dec 2023.
- Unconstrained console supply, possible new console upgrades and releases, and overwhelming success of some new games early in the year are positive indicators going into 2024.

Turtle Beach Continues Outpacing the Gaming Accessories Market

- In Dec 2023 the market was up 4.8% while **Turtle Beach was up 6.2%.**
- In Q4 2023 the market was down 4.8% while **Turtle Beach was up 2.7%.**
- In 2023 the market was down 0.7% while **Turtle Beach was up 3.1%.**
- Turtle Beach had a leading share of 38.4% in 2023, and 40.8% in Q4 2023 and Dec 2023[1].
- 10 of the top 20 best-selling console gaming headset models in US in 2023[1] were Turtle Beach.
- Significant share growth in premium tier (+$200) for console gaming headsets in US and UK in 2023.
- Turtle Beach has the #1 selling model for flight controllers in US and grew revenue and share YOY in 2023[2].

YOY Revenue Growth and Improved Adjusted EBITDA Q4 2023

- Reflects outperformance of accessories markets and stabilized channel inventories as well as increased demand for console gaming headsets and flight simulation.
- Improvements from business mix, lower freight costs and promotional credits.
- Proactive expense management resulted in a ~13% decline in recurring operating expenses YOY.

1. Circana, Retail Tracking Service, U.S., Gaming Accessories, Headsets/Headphones, Dollar Sales
2. Circana, Retail Tracking Service, U.S., Video Game Accessories, Flight Controllers, Dollar Sales

26

2024 GUIDANCE 2024 GUIDANCE1 Net Revenue(1) Adj. EBITDA(1) $370M—$380M $51M—$54M up 43%—47% up $44M—$47M vs. 2023 vs. 2023 Strong January 2024 Results: Market revenue is up YOY and Turtle Beach unit share over 50% 1. 2024 Net Revenue and Adj. EBITDA guidance incorporates approximately 9 months of operations from PDP acquisition, which closed on March 13, 2024. 27

TURTLE BEACH X PDP: A COMPELLING & COMPLEMENTARY FINANCIAL PROFILE PDPPro Forma Company Financial Estimate Overview $115M – $120M 1st Full Four Quarters Net Revenue $22M – $28M NTM Adjusted EBITDA, Including Partial Synergies $10M - $12M of Annual Cost Synergies, Fully Realized by 2H 2025 50%+ Revenue Contribution From Category-Leading Controller Business $390M – $410M NTM Net Revenue (Q2 2024 – Q1 2025) $60M – $65M NTM Adjusted EBITDA (Q2 2024 – Q1 2025) More Diversified Product Mix, With Category Leading Positions Scaled, Lean Business Model

QUARTERLY FINANCIAL REVIEW $ Millions Q4 2022 Q4 2023 Commentary (except per-share data) Reflects softer-than-expected console gaming headset market in Revenue $100.9 $99.5 October and November but returned to growth in late December. Year-over-year improvement primarily driven by lower freight costs and Gross Margin 19.8% 32.0% promotional credits. Excluding non-recurring costs, Q4 2022 gross margin was 24.3%. Reflects the benefit from proactive expense management resulting in a Operating Expenses $28.1 $23.4 ~13% decline in recurring operating expenses year-over-year Net Income (Loss) $(23.2) $8.6 Reflects above factors Diluted EPS $(1.40) $0.47 Reflects above factors Adjusted EBITDA(1) $1.0 $14.0 Reflects higher revenue, improved margins and lower expenses Diluted Shares 16.6M 18.4M 1. See appendix for a reconciliation of non-GAAP measures 29

FULL YEAR FINANCIAL REVIEW $ Millions 2022 2023 Commentary (except per-share data) Reflects outperformance of accessories markets, increased demand for Revenue $240.2 $258.1 console gaming headsets and flight simulation, and share gains across key categories and geographies Year-over-year improvement primarily driven by lower freight and Gross Margin 20.5% 29.3% logistics costs. Excluding non-recurring costs, 2022 gross margin was 24.6%. Reflects the benefit from proactive expense management resulting in a Operating Expenses $100.7 $91.9 ~11% decline in recurring operating expenses year-over-year Net Income (Loss) $(59.5) $(17.7) Reflects above factors Diluted EPS $(3.62) $(1.03) Reflects above factors Adjusted EBITDA(1) $(29.9) $6.5 Reflects higher revenue, improved margins and lower expenses Diluted Shares 16.5M 17.1M 1. See appendix for a reconciliation of non-GAAP measures 30

LONG-TERM FINANCIAL TARGETS Metric Target Revenue 10%+ CAGR Gross Margins % Mid-high 30’s Adjusted EBITDA 10%+ Margins Maintain leadership in gaming headsets and controllers Continue to drive growth in adjacent accessories categories Proactively manage operating expenses 31

APPENDIX 32

GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION

FOURTH QUARTER & FULL-YEAR 2023 COMPARED TO 2022

	Three Months Ended		12 Months Ended	
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net Income (Loss)	$8,552	$(23,233)	$(17,679)	$(59,546)
Interest expense	251	577	504	1,220
Depreciation and amortization	1,166	1,352	4,839	5,816
Stock-based compensation[1]	3,429	2,209	11,983	7,984
Income tax expense	(39)	16,864	338	5,093
Impairment charge[2]	-	1,896	-	1,896
Restructuring expense[3]	(43)	-	1,061	556
CEO transition related costs[4]	-	-	2,874	-
Business transaction expense[5]	653	-	653	-
Proxy contest and other[6]	(15)	1,372	1,921	7,092
Adjusted EBITDA	$13,954	$1,037	$6,494	$(29,889)

1. Increase in stock-based compensation in the year ended December 31, 2023 over the comparable prior year period primarily driven by $4.0 million dollar charge related to accelerated vesting of equities associated with the separation of our former CEO.
2. Impairment charge includes costs related to impairment of intangible assets.
3. Restructuring charges are expenses that are paid in connection with reorganization of our operations. These costs primarily include severance and related benefits.
4. CEO transition related expense includes one-time costs associated with the separation of its former CEO. Such costs included severance, bonus, medical benefits and the tax impact of accelerated vesting of stock-based compensation.
5. Business transaction expense includes one-time costs we incurred in connection with acquisitions including professional fees such as legal and accounting along with other certain integration related costs of the acquisitions.
6. Proxy contest and other primarily includes one-time legal, other professional fees, as well as employee retention costs associated with proxy challenges presented by certain shareholder activists.

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BALANCE SHEET Balance Sheet Highlights Balance Sheet $ Millions Comments As of Dec 31, 2022 As of Dec 31, 2023 • Inventory decreased from the elevated year-ago period where the Company increased product Cash & Cash and component purchases due to longer freight $11.4 $18.7 Equivalents transit times and to reduce risks of supply shortages Inventories $71.3 $44.0 Revolver (asset-based) $19.1 $0.0 • Net debt of $(18.7)M as of December 31, 2023 improving $26.4M from prior year Net Debt (debt less $7.7 $(18.7) cash) • Cash flow from operations improved $68.9M to $27.0M for the period compared to prior year • Strong balance sheet 34

TRANSACTION OVERVIEW

Following our comprehensive strategic review, Turtle Beach announces the highly accretive acquisition of PDP to further strengthen its leading gaming accessories portfolio, improve profitability, and meaningfully enhance scale.

Strategic Rationale	• Combines two gaming leaders with best-in-class teams, significant product momentum, and proven track records of delivering profitable growth and shareholder value • Transforms Turtle Beach's operating capabilities to add meaningful scale advantages and increase breadth of portfolio
Consideration, Funding and Structure	• Transaction value of $118 million funded through a combination of cash and equity – $79.9 million of cash from cash on balance sheet and a new $50 million term loan – $38.1 million of value from 3.45 million newly issued shares of Turtle Beach's common stock representing ~16.4% of pro forma shares outstanding • Net Debt / Adjusted NTM Estimated EBITDA ratio of 0.7x at deal closure combined with significant free cash flow generation will provide ample opportunities to continue shareholder friendly initiatives, including further return of capital and accretive M&A • The Transaction closed immediately upon the execution of the definitive agreements, as all necessary approvals have been met
Financial Accretion	• Transaction is expected to be accretive across all financial metrics: sales growth, gross profit margin, adjusted diluted EPS, cash flow from operations, adjusted EBITDA and adjusted EBITDA margin • Initially anticipated annual cost synergies of $10 – 12 million – Full cost synergies expected to be realized by 2H 2025, with roughly half realized in CY2024 • Implied post-synergy transaction multiple of 4.7x NTM Adjusted EBITDA
Share Repurchase	• In effort to offer liquidity to shareholders, the Company announced a large share repurchase in conjunction with the Transaction • Announces the intent to launch a Reverse Dutch Tender Offer to repurchase up to $30 million of Turtle Beach common stock between a range of $13.75 - $15.00 per share, as the Board continues to maximize value creation opportunities for shareholders • Should the maximum amount of the shares elect to tender, PF Net Debt / Adjusted NTM Estimated EBITDA would be 1.2x

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PRO FORMA FINANCIAL SUMMARY Pro Forma Company at Close (Prior to Tender Offer) ~21.1M Shares Outstanding $50M Total Debt ($0M drawn on ABL, $50M of a new Term Loan) $6.5M Cash on Balance Sheet $370M – $380M 2024E Net Revenue, assuming 9-months of PDP contributions $51M – $54M 2024E Adjusted EBITDA, assuming 9-months of PDP contributions and partial synergies Net Debt / Adjusted NTM Estimated EBITDA ratio of 0.7x at deal closure 36

PRO FORMA FINANCIAL SUMMARY FOLLOWING MAY 2024 TENDER COMPLETION Pro Forma Company (Following a Fully Exhausted $30M Tender) ~18.9M – 19.1M Shares Outstanding, Predicated on Execution Price $80M Total Debt ($30M drawn on ABL, $50M of a new Term Loan) $6.5M Cash on Balance Sheet $390M – $410M NTM Net Revenue $60M – $65M NTM Adjusted EBITDA 1.2x Net Debt / NTM Adjusted EBITDA at close, assuming full exhaustion of the $30M Tender 37

LLUSTRATIVE PRO FORMA MERGED COMPANY VALUATION EV / NTM Estimated EBITDA Multiples of Publicly Traded Gaming Peers Relative to Turtle Beach 18.9x ‘CY23 – CY24E Revenue Growth1: NTM Est. EBITDA Margin1: Net Debt / FY24 NTM EBITDA1: 2.8% 16.1% (2.0x) 11.8x 4.9% 7.7% 0.2x 10.4x 2.6% 17.0% x EV / NTM Est. EBITDA3 12.0x 11.0x 10.0x 9.0x 8.0x Implied HEAR Share Price 12.7% 15.6% 1.2x Financial estimates per Wall Street consensus as at 12-Mar-2024 (CapitalIQ) and Turtle Beach estimates Assumes $30 million of cash is drawn from the ABL to retire shares at low end of tender range and Net Debt at $73.5M. Excludes impact from potential stock option exercise, given the limited visibility to exact financial impact and marginal potential impact to illustrative share price Assumes mid-point of $62.5 million of NTM EBITDA generated by Pro Forma Company 38 2

CONTACTS Investor Relations: Alex Thompson Gateway Group Turtle Beach: +1 (949) 574-3860 MacLean Marshall HEAR@gateway-grp.com Sr. Director, Global Communications Turtle Beach Corporation +1 (310) 431-6215 maclean.marshall@turtlebeach.com

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